SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 14:-SUBSEQUENT EVENTS

a. On January 18, 2022, the Company instituted a floating pledge on its assets in favor of Bank Leumi Le-Israel BM, to support a $ 225 standby letter of credit in favor of the Massachusetts Department of Public Health. The letter of credit was provided in connection with an application by ATM Inc. for an expansion of the maximum possession limit in its radioactive license for use in the Lawrence, MA site, pursuant to decommissioning financial assurance regulations of the Massachusetts Department of Public Health’s Radiation Control Program.

b. Business Combination

Pursuant to the Merger Agreement described in Note 1a, on March 7, 2022 (the “Closing Date”), Archery Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company was merged with and into HCCC, with HCCC surviving as a wholly-owned subsidiary of the Company (the “Business Combination”).

Pursuant to the Merger Agreement, and immediately prior to the consummation of the Merger (the time of such consummation, the “Effective Time”), the Company effected a recapitalization whereby (i) the Company adopted amended and restated articles of association, (i) each preferred share of the Company was automatically converted into such number of the Company’s ordinary shares as determined in accordance with the Company’s existing articles of association; (ii) each of the Company’s ordinary shares that was issued and outstanding immediately prior to the Effective Time was split into 0.905292 ordinary shares of the Company (rounded to the nearest whole number), such that the value of each of the Company’s ordinary shares at the time of execution of the Merger Agreement equaled $10.00 per share, based upon the agreed pre-money equity value of the Company (the “Share Split”); and (iii) outstanding securities convertible into securities of the Company were adjusted to give effect to the foregoing transactions and remain outstanding. As a result, all ordinary shares, convertible preferred shares, options and warrants for ordinary shares, exercise prices and net loss per share amounts were adjusted retroactively for all periods presented in these financial statements.

Additionally, concurrently with the closing of the Merger, Alpha Tau issued securities pursuant to the Subscription Agreements executed with certain investors under a PIPE (Private Investment in Public Equity) transaction.

Following the recapitalization, (a) immediately prior to the Merger, each share of Class B common stock of HCCC was cancelled automatically and converted into one share of Class A common stock of HCCC, (b) after giving effect to the foregoing and in connection with the Merger, each share of Class A common stock of HCCC issued and outstanding was converted automatically into one Company ordinary share, and (c) each outstanding warrant of HCCC was converted into a warrant of the Company and convertible into the Company’s ordinary shares.

An amount of $ 90,872 of gross cash proceeds were raised by the Company in the aforementioned transactions.